Certificate of Designations, Rights, Preferences and Limitations

                              eAUTOCLAIMS.COM, INC.
                      SERIES A CONVERTIBLE PREFERRED STOCK

 Pursuant to Title 7, Chapter 78, Section 78.1955 of the Nevada Revised Statutes

It is certified that:

         A. The name of the corporation is eAutoclaims.com, Inc., a Nevada corporation (hereinafter the "Company").

         B. The certificate of incorporation of the Company, as amended, authorizes the issuance of five million (5,000,000) shares of Preferred Stock, $.001 par value per share, and expressly vests in the Board of Directors of the Company the authority provided therein to issue all of said shares in one or more series and by resolution or resolutions to establish the designation and number and to fix the relative rights and preferences of each series to be issued.

         C. The Board of Directors of the Company, pursuant to the authority expressly vested in it, has adopted the following resolutions creating a class of Series A Preferred Stock:

         RESOLVED, that a portion of the five million (5,000,000) authorized shares of Preferred Stock of the Company shall be designated as a separate series possessing the rights and preferences set forth below:

              1. Designation and Amount. The shares of such series shall have a par value of $.001 per share and shall be designated as "Series A Convertible Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be up to 500. The Series A Preferred Stock shall be offered for sale at a purchase price of $5,000 per share (the "Purchase Price").

              2. Ranking. The Series A Preferred Stock shall rank (i) prior to the Corporation's common stock, par value $.001 per share ("Common Stock"); (ii) prior to any class or series of capital stock of the Corporation hereafter created (unless, with the consent of the holders of Series A Preferred Stock (which may be withheld in such holders' sole and absolute discretion) obtained in accordance with Section 8 hereof, such class or series of capital stock specifically, by its terms, ranks senior to or pari passu with the Series A Preferred Stock); (iii) pari passu with any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of the Series A Preferred Stock (which may be withheld in such holders' sole and absolute discretion) obtained in accordance with Section 8 hereof) specifically ranking, by its terms, on parity with the Series A Preferred Stock ("Pari Passu Securities"); and (iv) junior to any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of Series A Preferred Stock (which may be withheld in such holders' sole and absolute discretion) obtained in accordance with Section 8 hereof) specifically ranking, by its terms, senior to the Series A Preferred Stock ("Senior Securities"), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.


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         3.       Dividend Rights.

         (a) The holders of shares of Series A Preferred Stock shall be entitled to receive out of any assets legally available therefor cumulative dividends at the rate per share equal to eight percent (8%) per year of the amount of the Liquidation Preference of the Series A Preferred Stock, in preference and priority to any payment of any dividend on the Common Stock or any other class or series of stock of the corporation except for the Series A Preferred Stock. Such dividends shall accrue on any given share from the day of original issuance of such share and shall accrue from day to day whether or not earned or declared. Such dividends shall be cumulative so that if such dividends in respect of any previous or current annual dividend period, at the annual rate specified above, shall not have been paid or declared and a sum sufficient for the payment thereof set apart for all Series A Preferred Stock at the time outstanding, the deficiency shall first be fully paid before any dividend or other distribution shall be paid on or declared or set apart for the Common Stock or any other class or series of stock of the corporation except for the Series A Preferred Stock. Dividends on the Series A Preferred Stock shall be non-participating and the holders of the Series A Preferred Stock shall not be entitled to participate in any other dividends beyond the cumulative dividends specified herein.

         (b) Any dividends payable pursuant to the provisions of this section 3 may be paid, at the holders' election, either in cash or unrestricted shares of Common Stock of the Company, and shall be paid within five days of when due. The number of shares of Common Stock to be issued by the Company in lieu of a cash payment for dividends due as set forth herein shall be equal to the number of shares of Common Stock resulting from dividing the dollar amount of dividends owed by the Conversion Price (as defined below) on such date as the dividends are payable (if such date is not a Trading Day, then the next Trading Day (as defined below) immediately thereafter).

         (c) The holders of the outstanding shares of Series A Preferred Stock shall not be entitled to other distributions of the assets of the Company other than distributions of the assets of the Company upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

                  For purposes of this Certificate, unless the context otherwise requires, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in shares of Common Stock or other equity securities of the Company, or the purchase or redemption of shares of Common Stock or other equity securities of the Company (other than redemptions set forth in Section 6 below or repurchases of Common Stock or other equity securities held by employees or consultants of the Company upon termination of their employment or services pursuant to agreements providing for such repurchase) for cash or property payable other than in shares of Common Stock or other equity securities of the Company.

              3.   Liquidation, Dissolution or Winding Up

                  The Series A Preferred Stock carries a liquidation preference of $5,000.00 per share, plus any accrued but unpaid dividends (the "Liquidation Preference"). In the event of any liquidation, dissolution, winding up, either voluntary or involuntary, of the Corporation, or any partial liquidation

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effected by means of a distribution of assets or return of capital,  the holders of each share of Series A Preferred Stock shall be entitled to receive and be paid in cash out of the surplus funds of the Corporation or out of the assets so distributed, full payment of the Liquidation Preference of such share before any amount shall be paid to the holders of any other class of capital stock of the Corporation except for the Series A Preferred Stock

                  If upon liquidation, the assets of the Corporation available for distribution to stockholders shall be insufficient to permit the payment in full of the Liquidation Preference payable hereunder to the holders of the Series A Preferred Stock, the Series A Preferred Stock and Pari Passu Securities, then all such assets shall be distributed first to the Series A Preferred Stock and thereafter, to extent sufficient ratably among the holders of such shares of Convertible Preferred Stock and Pari Passu Securities first in payment of the Liquidation Preference per share of Convertible Preferred Stock and Pari Passu Securities, in proportion to the respective amounts that would be payable per share if such assets were sufficient to permit such payments in full.

                  No distribution shall be made with respect to any class of capital stock of the Corporation standing junior in preference to the Series A Preferred Stock until the distributions required hereunder have been paid in full to all holders of Series A Preferred Stock. After the holders of Series A Preferred Stock have received the sum per share equal to the Liquidation Preference of such Series A Preferred Stock, the holders of classes of capital stock standing junior in preference shall be entitled to share in accordance with their respective rights and preferences hereunder in the distribution of all remaining assets of the Corporation available for distribution.

              4. Voting Rights. Except as otherwise required by law, and except as set forth in Section 8 of this Certificate, the holders of Series A Preferred Stock shall not be entitled to vote upon any matter relating to the business or affairs of the Company or for any other purpose.

              5. Conversion Rights for the Series A Preferred Stock. The holders of Series A Preferred Stock shall have conversion rights as follows ("Conversion Rights"):

                  (a) Right to Convert. The Series A Preferred Stock may be converted, in whole or in part, at any time after the closing date (the "Closing Date") of the sale of the Series A Preferred Stock.

                  (b) Conversion Rate. Each share of Series A Preferred Stock may be converted into the number of fully-paid and non-assessable shares of Common Stock of the Company calculated in accordance with the following formula ("Conversion Rate"):

         The number of shares issuable upon conversion of one share of Series A Preferred Stock shall be determined by dividing the Purchase Price by the Conversion Price, where:

                           (i)      The Purchase Price is defined in Section 1
hereof;

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                           (ii)     the  Conversion  Price equals the  lesser of
(x) one hundred twenty percent (120%) of the Closing Bid Price (defined below) for the Common Stock for the Trading Day immediately prior to the date of issuance of the Series A Preferred Stock being converted, or (y) seventy-five percent (75%) (the "Conversion Percentage") of the average of the Closing Bid Prices for the Common Stock for the three (3) lowest trading days out of the twenty (20) consecutive trading days immediately preceding the Conversion Date (as herein defined), as reported on the National Association of Securities Dealers OTC Bulletin Board Market (or on such other national securities exchange or market as the Common Stock may trade at such time);

                           (iii) for  purposes  hereof,  the term  "Closing  Bid
Price" shall mean for any security as of any date, the last closing bid price for such security on the OTC: Bulletin Board Market as reported by Bloomberg, L.P., or, if the OTC: Bulletin Board Market is not the principal trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, L.P., or, if no last closing bid or trade price is reported for such security by Bloomberg, L.P., the closing bid price shall be determined by reference to the closing bid price as reported on the principal trading market, and if not so reported shall be determined from the average of the bid prices of any market makers for such security as reported in the "pink sheets" published by the National Quotation Bureau, Inc. If the closing bid price cannot be calculated for such security on such date on any of the foregoing bases, the closing bid price of such security on such date shall be the fair market value as mutually agreed by the Company and the holders of two-thirds of the outstanding shares of Series A Preferred Stock.

                  (c) Forced Conversion. In the event the holders of the Series A Preferred Stock have not exercised the Conversion Rights set forth herein within two years after the date of issuance of the Series A Preferred Stock (the "Final Date"), the Series A Preferred Stock shall automatically be converted as if the holder had exercised their Conversion Rights on the Final Date.

                  (d) Capital Reorganization or Reclassification. If the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, stock split, stock dividend, or similar event, then and in each such event, the holder of each share of Series A Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such capital reorganization, reclassification or other change which such holder would have received had its shares of Series A Preferred Stock been converted immediately prior to such capital reorganization, reclassification or other change.

                  (e) Capital Reorganization, Merger or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for in Section 5(d) above), or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and/or assets to any other person or entity (any of which events is herein referred to as a "Reorganization"), then as a part of such Reorganization, provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be

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entitled to receive upon conversion of the Series A Preferred  Stock, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such Reorganization, to which such holder would have been entitled if such holder had converted its shares of Series A Preferred Stock immediately prior to such Reorganization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of the Series A Preferred Stock after the Reorganization, to the end that the provisions of this
Section 5 (including adjustment of the number of shares issuable upon conversion of the Series A Preferred Stock) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

                  (f) Certificate as to Adjustments; Notice by Company. Upon the occurrence of each adjustment or readjustment of the Conversion Price of the Series A Preferred Stock, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of such Series A Preferred Stock a certificate executed by the president and chief financial officer (or in the absence of a person designated as the chief financial officer, by the treasurer) setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment are based. The Company shall, upon written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a certificate setting forth (A) the Conversion Price at the time in effect, and (B) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred Stock.

                  (g) Exercise of Conversion Rights. Holders of Series A Preferred Stock may exercise their right to convert the Series A Preferred Stock by telecopying an executed and completed Notice of Conversion to the Company and delivering the original Notice of Conversion in the form annexed hereto as Exhibit A ("Notice of Conversion") and the certificate representing the Series A Preferred Stock (once fully converted, unless specifically requested otherwise by the Company) by express courier. Each business date on which a Notice of Conversion is telecopied to and received by the Company in accordance with the provisions hereof shall be deemed a "Conversion Date." Such holders of Series A Preferred Stock which have sent a Notice of Conversion to the Company shall, if requested by the Company, deliver the originally executed Series A Preferred Stock certificates to the Company within three business days from the Conversion Date. The Company will transmit, or instruct its transfer agent to transmit, the certificates representing shares of Common Stock issuable upon conversion of any share of Series A Preferred Stock (together with the certificates representing the Series A Preferred Stock not so converted, if the prior certificate was delivered to the Company) to the holder thereof via express courier, by electronic transfer or otherwise, within three business days after the Company has received the facsimile Notice of Conversion. In addition to any other remedies which may be available to the holders of shares of Series A Preferred Stock, Except as otherwise stated in the Purchase Agreement, in the event that the Company fails to deliver, or has failed to contact its transfer agent within two business days to deliver, such shares of Common Stock within such three business day period, the holder will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion. The Notice of

Conversion and Series A Preferred Stock certificates representing the portion of the Series A Preferred Stock converted shall be delivered as follows:

To the Company:                     eAutoclaims.com, Inc.
                                    2708 Alternate 19 North
                                    Suite 507
                                    Palm Harbor, Florida 24683
                                    Telephone:  (888) 301-8600
                                    Facsimile:    (727) 781-8425

         In the event that shares representing the Common Stock issuable upon conversion of the Series A Preferred Stock (the "Conversion Shares") are not delivered by the Company within twenty (20) business days of receipt by the Company of the facsimile Notice of Conversion, the Company shall pay to the holders thereof, in immediately available funds, upon demand, as liquidated damages for such failure and not as a penalty, the amounts stated in the following schedule, which liquidated damages shall begin to accrue on the sixth business day after the Conversion Date provided that the Company shall not be responsible for or required to pay such liquidated damages if such failure to deliver or convert was not caused by any actions or omissions of the Company, the Company's transfer agent or counsel to the Company. Any and all payments required pursuant to this paragraph shall be payable in cash on demand.

                                               Late Payment For Each $10,000
                                              of Preferred Stock Liquidation
                   No. Business Days Late         Amount Being Converted

                              1                             $100
                              2                             $200
                              3                             $300
                              4                             $400
                              5                             $500
                         more than 5     $500  +$200 for each  Business  Day
                                         Late   beyond   5  days   from  The
                                         Delivery Date;

provided, however, that, in no event will the amount that Company is obligated to pay pursuant to this Section exceed $500 for each shares of Series A Preferred Stock.

Nothing herein shall limit the holder's right to seek specific performance of the Company's obligations hereunder and other remedies and damages for the Company's actions or inactions resulting in the transfer agent's failure to issue and deliver the Common Stock to the holder.

                  (h) Lost or Stolen Certificates. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of any Series A Preferred Stock certificate(s), and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon the cancellation of the Series A Preferred Stock certificate(s), if mutilated, the

Company shall execute and deliver new certificates for Series A Preferred Stock of like tenure and date. However, the Company shall not be obligated to reissue such lost or stolen certificates for shares of Series A Preferred Stock if the holder contemporaneously requests the Company to convert such Series A Preferred Stock into Common Stock.

                  (i) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of shares of Series A Preferred Stock. In lieu of any fractional share to which the holder would be entitled for this paragraph, the number of shares of Common Stock to be received shall be rounded to the nearest whole share.

                  (j) Partial Conversion. In the event some but not all of the shares of Series A Preferred Stock represented by a certificate or certificates are converted, the Company may require the holder to surrender the said certificate(s) to the Company within three (3) business days after such a conversion; if so, the Company shall execute and deliver to or to the order of the holder, at the expense of the Company, a new certificate representing the number of shares of Series A Preferred Stock which were not converted.

                  (k) Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock (including also exercise of the Conversion), such number of its shares of Common Stock as shall from time to time be sufficient or as may be available to effect the conversion of all outstanding shares of the Series A Preferred Stock, including also full exercise of the Conversion, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the then outstanding shares of the Series A Preferred Stock, including also full exercise of the Conversion, the Company shall use its best efforts to take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

         6. Redemption. The Company shall have the right to redeem the Preferred Shares, in whole or in part, at a price equal to 110% of their Purchase Price upon thirty (30) days prior written notice to the record holder thereof as shown on the books and records of the Company. A holder shall have until the date specified in such notice to exercise its conversion rights, which date shall be not more than five (5) days prior to the date specified in such notice as the date for redemption.

         7. No Reissuance of Series A Preferred Stock. Any share or shares of Series A Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be canceled, shall return to the status of authorized but unissued preferred stock of no designated series, and shall not be reissuable or re-sellable by the Company as Series A Preferred Stock.

         8.        Restrictions and Limitations

                  (a) Amendments to Charter. The Company shall not amend its certificate of incorporation without the approval by the holders of at least a majority of the then outstanding shares of Series A Preferred Stock if such amendment would:

                           (i)   change the  relative  seniority  rights of the
holders of Series A Preferred Stock as to the payment of dividends in relation to the holders of any other capital stock of the Company, or create any other class or series of capital stock entitled to seniority as to the payment of dividends in relation to the holders of Series A Preferred Stock;

                           (ii)  reduce  the amount  payable  to the  holders of
Series A Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, or change the relative seniority of the liquidation preferences of the holders of Series A Preferred Stock to the rights upon liquidation of the holders of other capital stock of the Company, or change the dividend rights of the holders of Series A Preferred Stock;

                           (iii) cancel or modify the  conversion  rights of the
holders of Series A Preferred Stock provided for in Section 5 herein; or

                           (iv)  cancel or modify the  rights of the  holders of
the Series A Preferred Stock provided for in this Section 8.

         9. Notices of Record Date. In the event of:

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b)  any   capital   reorganization   of  the   Company,   any
reclassification or recapitalization of the capital stock of the Company, any merger of the Company, or any transfer of all or substantially all of the assets of the Company to any other corporation, or any other entity or person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding up of the Company, then and in each such event the Company shall mail or cause to be mailed to each holder of Series A Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, merger, dissolution, liquidation or winding up is expected to become effective and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least ten days prior to the date specified in such notice on which such action is to be taken.

         10. Certificate of Incorporation. The statements contained in the foregoing, creating and designating the said Series A issue of Preferred Stock and fixing the number, powers, preferences and relative, Conversional, participating, and other special rights and the qualifications, limitations and restrictions shall, upon the effective date of said series, be deemed to be included in and be a part of the Articles of Incorporation of the Company pursuant to the relevant provisions of the General Corporation Law of the State of Nevada.

         11.       Limitation on Number of Conversion Shares.

                  (a) If (i) the Common Stock shall be listed on the Nasdaq Small Cap Market or the Nasdaq National Market, and (ii) such Market shall have advised the Company in writing that a proposed issuance of shares of Common Stock upon conversion of shares of Series A Preferred Stock would exceed the issuance of that number of shares of Common Stock which the Company may issue upon conversion of the Series A Preferred Stock (the "Exchange Cap") without breaching the Company's obligations under the rules and regulations of The Nasdaq Stock Market, Inc., then notwithstanding any other provision herein, the Company shall not be obligated to issue any shares of Common Stock upon conversion of the Series A Preferred Stock if the issuance of such shares of Common Stock would exceed the Exchange Cap, except that such limitation shall not apply in the event that the Company (a) obtains the approval of its stockholders as required by applicable rules of The Nasdaq Sock Market, Inc., for issuances of Common Stock in excess of such amount or (b) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the holders of a majority of the shares of Series A Preferred Stock then outstanding; provided, however, that notwithstanding anything herein to the contrary, the Company will issue such number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock at the then current Conversion Price up to the Exchange Cap. Until such approval or written opinion is obtained, no holder of Series A Preferred Stock pursuant to the Securities Purchase Agreement ("Purchase Agreement") shall be issued, upon conversion of Series A Preferred Stock, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap amount multiplied by (ii) a fraction, the numerator of which is the number of shares of Series A Preferred Stock issued to such holder pursuant to the Purchase Agreement and the denominator of which is the aggregate amount of all the shares of Series A Preferred Stock issued to all holders pursuant to the Purchase Agreement (the "Cap Allocation Amount"). In the event that any holder of Series A Preferred Stock shall convert all of such holder's shares of Series A Preferred Stock into a number of shares of Common Stock which, in the aggregate, is less than such holder's Cap Allocation Amount, then the difference between such holder's Cap Allocation Amount and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Cap Allocation Amounts of the remaining holders of Series A Preferred Stock on a pro rata basis in proportion to the number of shares of Series Preferred Stock then held by each such holder. The provisions of this paragraph will apply only in the event the Company becomes listed for trading on the NASDAQ stock market (either Small Cap or National Market).

                  (b) Conversion Restrictions. Notwithstanding anything to the contrary set forth herein or in the Certificate of Designations, in no event shall any holder of the Series A Preferred Stock be entitled to convert Series A Preferred Stock (or exercise the Conversion to receive Conversion Shares) in excess of such portion of the principal of the Series A Preferred Stock that, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by such converting holder and its affiliates to exceed 9.9% of the outstanding shares of the Common Stock following such conversion. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon
conversion  of  the  Series  A  Preferred   Stock  with  respect  to  which  the
determination of such proviso is being made. Except as set forth in the preceding sentence, for purposes of this Section 2(a), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. The limitations imposed by this Section 4(l) on conversion of Series A Preferred Stock shall no longer apply, and the holder of the Series A Preferred Stock may convert all or any portion of the Series A Preferred Stock, irrespective of the resulting beneficial ownership of the
Company's Common Stock, should any of the following events occur: (I) The Company shall either: (i) become insolvent; (ii) admit in writing its inability to pay its debts generally or as they become due; (iii) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (iv) apply for, or consent to the appointment of, a trustee, liquidator, or receiver for its or for a substantial part of its property or business; or (II) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without the Company's consent and such appointment is not discharged within sixty (60) days after such appointment; or (III) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or (V) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in, any such proceeding.


Signed and attested to on August 25, 2000.


                                                     eAUTOCLAIMS.COM, INC.

                                                     By:
                                                        ---------------------
                                                     Name:
                                                        ---------------------
                                                     Title:
                                                        ---------------------
Attest:

------------------------------
         Secretary

STATE OF                            )
         ----------------------     )   ss.
County of                           )
         ----------------------

     On this 25th day of August, 2000, before me personally appeared/personally known to me Eric Seidel, the President and Susan L. Ables, the Assistant Secretary of eAUTOCLAIMS.COM, INC., a Nevada corporation, on behalf of said corporation.

                                                            -----------------
                                                              Notary Public
My Commission Expires:

                                    EXHIBIT A

Library: Phoenix;  Document #: 93831v2
                              NOTICE OF CONVERSION

                (To be Executed by the Registered Holder in order
                    to Convert the Series A Preferred Stock)

The undersigned hereby irrevocably elects to convert ___ shares of Series A Preferred Stock, Certificate No. ___ (the "Preferred Stock"), plus accrued and unpaid dividends in the amount of $ ______, into shares of Common Stock ("Conversion Shares") of eAutoclaims.com, Inc. (the "Company"), according to the conditions hereof, as of the date written below.

The Conversion Price per share is $ ___________.




         Date of Conversion                         Applicable Conversion Price


         Number of shares of Common Stock           $ Amount of Conversion
         issuable upon Conversion

         Legal Name of Converting Holder:



         Signature/Title of Authorized Representative of
         Converting Holder

Address for Delivery of Shares: